UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018 (March 08, 2018)

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 08, 2018, the Company adopted an Equity Incentive Plan (the “Plan”), attached hereto as Exhibit 10.1, as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to the Company. Ten million (10,000,000) shares of the Corporation’s common stock, par value $0.001 (the “Shares”), was set aside and reserved for issuance pursuant to the Plan.

On March 08, 2018 and pursuant to the Plan, the Company granted a grand total of 1,700,000 Shares, as well as options to purchase up to 7,000,000 Shares (the “Options”) with an exercise price equal to the closing price of the Company’s common stock on Wednesday, March 07, 2018, $0.12 per share. A total of 1,000,000 Shares and 3,200,000 Options were issued to the Company’s Board of Directors as follows:

●	Shai Lustgarten (Chairman of the Board) received 1,000,000 Shares and 2,000,000 Options;
●	Andrew J. Macmillan received 400,000 Options;
●	Yaron Shalem received 400,000 Options; and
●	Niv Nissenson received 400,000 Options.

On March 08, 2018 and pursuant to the Plan, the Company granted 500,000 Shares to its Chief Financial Officer Benjamin Kemper.

On March 08, 2018, the Company issued 500,000 shares of the Company’s common stock, par value $0.001, and 1,000,000 options to purchase shares of the Company’s common stock, par value $0.001, with an exercise price equal to the closing price of the Company’s common stock on Wednesday, March 07, 2018, to Mr. Carlos J Nissensohn, who is the father of Niv Nissensohn, a director of the Company, pursuant to a consulting agreement (the “Consulting Agreement”) dated August 02, 2017 which was previously filed with the SEC on the Company’s Form 8-K dated August, 04, 2017 and is hereby incorporated by reference.

Item 8.01 Other Events

On March 12, 2018, the Company issued a press release announcing the reduction of the Company’s debt and certain improved operating metrics, which press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated by reference.

Item 9.01 Financial statements and Exhibits

Exhibit Number	Description
10.1	2018 Stock Option Plan (the “Plan”)
99.1	Press release dated March 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2018

QUEST SOLUTION, INC.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
Director, President and CEO